UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) ____March 8, 2004_______

ENTREMETRIX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-33109	81-0444479
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

18101 Von Karman Avenue, Suite 330, Irvine, CA 92612

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (888) 798-8100

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 1. CHANGE OF CONTROL

Acquisition of EnStruxis, Inc.

On April 6, 2004, EntreMetrix Corporation (the "Company"), formerly known as Missouri River and Gold Gem Corp., filed a Current Report on Form 8-K to report the acquisition of all of the issued and outstanding common stock of EnStruxis, Inc. a Nevada corporation ("EnStruxis"), formerly known as EntreMetrix Corporation. Pursuant to Item 7 of the Form 8-K, the Company indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 1 is filed to provide, among other things, the required financial information.

The acquisition of EnStruxis was completed pursuant to the terms of a Stock Purchase Agreement dated February 25, 2004 (the "Agreement"), between the Company and EnStruxis and closed on March 8, 2004. As a result of the closing under the Agreement, EnStruxis became a wholly-owned subsidiary of the Company. Pursuant to the terms of the Agreement, the Company issued 19,752,460 shares of its common stock to Richard McKinley, the sole shareholder of EnStruxis, in exchange for one hundred percent (100%), or 2,500, of the outstanding shares of EnStruxis held by Mr. McKinley. The 19,752,460 shares issued to EnStruxis will bear a restrictive legend, and represent 80% of the Company's outstanding shares. As a result of the transaction, Mr. McKinley has obtained control of the Company by way of his ownership of eighty percent (80%) of the outstanding shares of the Company. The Company has amended its Articles of Incorporation to change its name from Missouri River and Gold Gem Corp. to EntreMetrix Corporation, the former name of EnStruxis. No funds, loans or pledges of any kind were involved in the transaction. This was a stock-for-stock transaction.

Prior to the negotiation of the Agreement, there was no relationship between the Company and EnStruxis, or their respective affiliates, directors or officers, or any associate of any such director or officer. The former officers and directors of the Company resigned as of the acquisition date. Upon the consummation of the transaction, Richard R. McKinley was appointed President and Interim Chief Financial Officer and Arthur Richard Lefevre, Mark A. Absher and Vincent Michael Keyes, III were appointed directors of the Company.

Mr. Lefevre is the President of Lefevre Consulting. Mr. Lefevre has served as the senior project management for firms such as TRW, Geodynamics and McDonnell Douglas. As senior project manager, Mr. Lefevre was instrumental in the development and management of critical government and defense contracts for each of the foregoing Company. Mr. Lefevre holds Bachelor and Master of Science degrees in Electrical Engineering from Colorado State University as well as a Master of Business Administration in Management from the University of Hawaii.

Since 1997, Mr. Absher serves as Corporate Counsel for The National Community Foundation based in Brentwood, Tennessee. From 1990 to 1996, Mr. Absher served as Corporate Counsel for TTC Illinois which provided management support services to the transportation industry. Mr. Absher holds an undergraduate Bachelor of Arts degree and a Juris Doctorate Degree from The John Marshall Law School in Chicago. Mr. Absher is a former law clerk for the Illinois Appellate Court and for the 7th Circuit Federal bankruptcy court in Chicago.

V. Michael Keyes, III is the founder and president of The Keyes Company, a Tenant Real Estate Advisory Firm. As a tenant representative and consultant to corporations with facilities throughout North America for over 20 years, Mr. Keyes has completed over $400 million in tenant transactions. Mr. Keyes is also Chairman of the Board of atFamilies.com, Inc. an enterprise dedicated to empowering companies worldwide to nourish the full development and growth of their employee families

Mr. Keyes is a licensed Real Estate Professional in the State of California. He holds a Bachelor of Arts degree from California State University at Fullerton. Mr. Keyes has been actively involved in many charities including - The Anthony Robbins Foundation, FCA-Fellowship of Christian Athletes and BBL-Beyond the Bottom Line.

Disclaimer Regarding Forward Looking Statements

Certain statements contained in the following description of the business of EntreMetrix which are not statements of historical fact are what is known as "forward-looking statements," which are basically statements about the future, and which for that reason involve risk and uncertainty, since no one can accurately predict the future. Words such as "plans," "intends," "seeks," "anticipates," "expects," "goal, "hopes" and "objective" often identify such forward-looking statements, but are not the only indication that a statement is a forward-looking statement. Such forward-looking statements include statements of the plans and objectives of the Company's management with respect to its present and future operations, and statements which express or imply that such present and future operations will or may produce revenues, income or profits. Numerous factors and future events could cause the Company to change such plans and objectives, or to fail to successfully implement such plans or achieve such objectives, or to cause such present and future operations to fail to produce revenues, income or profits.

Description of Business

Unless otherwise indicated, or unless the context requires, all references below to the "Company," "we," "our" or "us" shall mean the Company and EnStruxis after the completion of the stock-for-stock transaction.

Company Overview

Following completion of the stock-for-stock transaction, we will cease our prior business operations, but intend to continue, and to expand, the existing business operations of EnStruxis as our wholly-owned subsidiary. EnStruxis provides Business Process Outsourcing ("BPO") services for small businesses. Among EnStruxis services are support for all aspects of the HR function for small business as well as financial support services. The primary business process we provide for small business clients are employee-related administration handling such as payroll, benefits and insurance operations, regulatory filings and as well as overall HR guidance as the client's "Administrative Employer". We also provide financial guidance in the areas of treasury management and capital formation for small business clients.

Corporate History

The Company was originally incorporated as McGinnis-Powell & Sons, Inc. under the laws of the State of Montana on July 29, 1983. The name was changed to Missouri River Gold and Gem Corp. in September of 1984. In 1985 the Company conducted a public offering of its common stock pursuant to a Regulation A exemption from registration under the Securities Act of 1933. Proceeds of the offering were used to acquire equipment and search for commercial quantities of quality gemstones and gold along six thousand feet of the Missouri River, which was leased from the State of Montana. No commercial quantities of gold or gems were found.

In August 1986, the Company acquired 100% (100,000 shares) of the outstanding Common Stock of American Dental Manufacturing, Inc., a California corporation, in exchange for 2,350,492 shares of Common Stock of Missouri River Gold and Gem Corp. Just prior to this acquisition, the shareholders of Missouri River Gold and Gem Corp. approved a one for twenty reverse stock split and changed the name of the Company to American Dental Products Corporation. Thus, after the reverse stock split and acquisition, there was a total of 2,938,115 shares of Common Stock outstanding. On June 12, 1990, the Company name was changed to Missouri River and Gold Gem Corporation. The Company has had no active operations since that time.

In June 2000, the Company's Board of Directors decided to commence implementation of the business purpose and to proceed with filing a Form 10-SB. The Company's business plan is to locate and consummate a merger or acquisition with a private entity.

On March 8, 2004, the Company acquired all of the issued and outstanding common stock of EnStruxis. The transaction was completed pursuant to the terms of a Stock Purchase Agreement dated February 25, 2004. As a result of the closing under the Agreement, EnStruxis became a wholly-owned subsidiary of the Company. The Company intends to continue, and expand, the business operations of EnStruxis.

Our Business

We provide BPO services for small businesses, including employee-related administration handling such as payroll, benefits and insurance operations, regulatory filings and overall HR guidance as the client's "Administrative Employer". We also provide financial guidance in areas of treasury management and capital formation for small business clients.

Our core business involves providing "Administrative Employer" and strategic guidance services to small business owners. We believe our "Administrative Employer" services allow small business owners to outsource the employee-related administrative and regulatory duties in order to concentrate on their core business competencies and growth. Our strategy is to expand into several key US markets. We expect to grow through a combination of acquisitions of local market "Administrative Employer" service provider firms within our targeted US markets, and organic sales growth.

Generally, we provide our "Administrative Employer" services to our clients on an annual contract basis. The services related to employee administration, payroll, taxes and benefits are bundled with our fee and invoiced to our clients each pay period. We deliver our invoice and payroll to our clients the day before the client's "pay day". This practice differs from the "Administrative Employer" or the payroll service industry, which generally invoices and demands payment prior to payroll delivery. Our practice, however, creates a collection risk from our small business clients. To minimize this risk, we extend the "payroll float" to clients we determined to be credit worthy, although there is no assurances that our determination is accurate, or that our efforts to reduce such risks would be succesful. Our extension of credit to certain of our clients requires us to demand a higher profit margin than is common to the "Administrative Employer" industry to compensate us for this higher level of risk. This risk of collection, from time to time, creates a working capital deficit for us, which may materially affect our business operations and finances. For clients who we determine are not credit worthy, we will require either payment in advance or cash on delivery upon rendering of our services, similar to the standard practice of the "Administrative Employer" and payroll service industry for all clients.

Because we are a service provider, our primary operating costs and expenses are staff and management payroll, salaries, and benefits. Our sales and general administrative expenses aside from the foregoing include rent for office space, computer equipment and software services and insurance. We currently have no copyrights, trademarks or patents, but expect to pursue copyright and trademark protection for some of our marketing programs and materials. Our business generally is not impacted by seasonal changes.

We currently employ five full time and one part time employee.

Sales and Marketing

Our sales and marketing efforts are targeted towards small business owners with fewer than 100 employees, which are dedicated to growth but are often times hindered by operational and capital challenges. We market ourselves directly to small business owners primarily using our sales staff but occasionally accepting inquiries from brokers or other intermediaries. We have one major unrelated customer, which represents 20% of our total revenues for the year ended December 31, 2003. Our dependence on this key customer means that the loss of this key customer or any reduction in its work orders would materially reduce our revenues. We expect that sales of our services to this key customer will continue to contribute materially to our revenues in the foreseeable future.

Competition

The market for our products and services are highly competitive and rapidly changing. Our competitors include, but are not limited to, local and national banking firms, regional and national insurance carriers, regional and national payroll and staffing companies who provide services similar in scope to us and to a similar target clientele. Some of our current and prospective competitors have significantly greater financial, technical, marketing resources than we do. Our ability to compete in our markets depends on a number of factors, some within and others outside our control. These factors include: the frequency and success of product and services introductions by us and by our competitors, the selling prices of our products and services and of our competitors' products and services, the performance of our products and of our competitors' products, product distribution by us and by our competitors, our marketing ability and the marketing ability of our competitors, and the quality of customer support offered by us and by our competitors. In certain cases, the competition may offer a range and level of services at a price that we would not be able or willing to meet.

Government Regulations

By entering into a co-employer relationship with employees assigned to work at client company locations, we assume certain obligations and responsibilities or an employer under certain federal and state laws. However, many of these laws (such as the Employee Retirement Income Security Act ("ERISA") and federal and state employment tax laws) do not specifically address the obligations and responsibilities of non-traditional employers such as "Administrative Employers"; and the definition of "employer" under these laws is not uniform. Additionally, some of the states in which we operate have not addressed the "Administrative Employer" relationship for purposes of compliance with applicable state laws governing the employer/employee relationship. If these other federal or state laws are ultimately applied to our "Administrative Employer" relationship with our worksite employees in a manner adverse to the Company, such an application could have a material adverse effect on the Company's financial condition or results of operations.

Laws vary from state to state relating to the regulation of the "Administrative Employer", but generally provide for monitoring the fiscal responsibility of "Administrative employer" and, in some cases, codify and clarify the co-employment relationship for unemployment, workers' compensation, and other purposes under state law. There can be no assurance that we will be able to satisfy licensing requirements of other applicable relations for all states. Additionally, there can be no assurance that we will be able to renew our licenses in all states.

Description of Property

We currently lease approximately 2300 square feet of office space located at 18101 Von Karman Avenue, Irvine, California under a month to month operating lease agreement. Monthly lease payments are $3,600 per month. The lease expired in April 2004. The Company continues to lease the premises on a month-to-month basis.

Legal Proceedings

We are not a party to any material legal proceedings.

Risk and Uncertainties

Our business, and the value of our common stock, is affected by certain risks and uncertainties, some of which include the following:

LIMITED OPERATING HISTORY

Since June of 1990, we had been a non-operating company until our acquisition of EnStruxis, Inc. in March of 2004. Therefore, we have a limited operating history and our business and prospects must be considered in light of the risks and uncertainties to which early stage companies in rapidly evolving industries such as professional employment services are exposed. We cannot provide assurances that our business strategy will be successful or that we will successfully address those risks and the risks described herein.

IF WE ARE UNABLE TO SECURE FUTURE CAPITAL, WE WILL BE UNABLE TO CONTINUE OUR OPERATIONS.

Our business has not been profitable in the past and it may not be profitable in the future. We may incur losses on a quarterly or annual basis for a number of reasons, some within and others outside our control. (See "Potential Fluctuation in Our Quarterly Performance.") The growth of our business will require the commitment of substantial capital resources. If funds are not available from operations, we will need additional funds. We may seek such additional funding through public and private financing, including debt or equity financing. Adequate funds for these purposes, whether through financial markets or from other sources, may not be available when we need them. Even if funds are available, the terms under which the funds are available to us may not be acceptable to us. Insufficient funds may require us to delay, reduce or eliminate some or all of our planned activities.

To successfully execute our current strategy, we will need to improve our working capital position. The report of our independent auditors accompanying our financial statements includes an explanatory paragraph indicating there is a substantial doubt about the Company's ability to continue as a going concern due to recurring losses. We plan to overcome the circumstances that impact our ability to remain a going concern through a combination of increased revenues and decreased costs, with interim cash flow deficiencies being addressed through additional equity financing.

POTENTIAL FLUCTUATION IN QUARTERLY PERFORMANCE:

Quarterly operating results can fluctuate significantly depending on a number of factors, any one of which could have a material adverse effect on our results of operations. The factors include: the timing of services announcements and subsequent introductions of new or enhanced services by us and by our competitors, the market acceptance of our services, changes in our prices and in our competitors' prices, the timing of expenditures for staffing and related support costs, the extent and success of advertising, and changes in general economic conditions.

We may experience significant quarterly fluctuations in revenues and operating expenses as we introduce new services, especially as we enter the BPO business. Furthermore, quarterly results are not necessarily indicative of future performance for any particular period.

SINCE OUR COMPETITORS HAVE GREATER FINANCIAL AND MARKETING RESOURCES THAN WE DO, WE MAY EXPERIENCE A REDUCTION IN MARKET SHARE AND REVENUES.

The markets for our products and services are highly competitive and rapidly changing. Some of our current and prospective competitors have significantly greater financial, technical, marketing resources than we do. Our ability to compete in our markets depends on a number of factors, some within and others outside our control. These factors include: the frequency and success of product and services introductions by us and by our competitors, the selling prices of our products and services and of our competitors' products and services, the performance of our products and of our competitors' products, product distribution by us and by our competitors, our marketing ability and the marketing ability of our competitors, and the quality of customer support offered by us and by our competitors.

IF WE ACQUIRE COMPLEMENTARY BUSINESSES, WE MAY NOT BE ABLE TO EFFECTIVELY INTEGRATE THEM INTO OUR CURRENT OPERATIONS, WHICH WOULD ADVERSELY AFFECT OUR OVERALL FINANCIAL PERFORMANCE.

In order to grow our business, we may acquire businesses that we believe are complementary. We currently do not have any specific plans to do so, however. To successfully implement this strategy, we must identify suitable acquisition candidates, acquire these candidates on acceptable terms, integrate their operations and technology successfully with ours, retain existing customers and maintain the goodwill of the acquired business. We may fail in our efforts to implement one or more of these tasks. Moreover, in pursuing acquisition opportunities, we may compete for acquisition targets with other companies with similar growth strategies. Some of these competitors may be larger and have greater financial and other resources than we do. Competition for these acquisition targets likely could also result in increased prices of acquisition targets and a diminished pool of companies available for acquisition. Our overall financial performance will be materially and adversely affected if we are unable to manage internal or acquisition-based growth effectively. Acquisitions involve a number of risks, including: integrating acquired products and technologies in a timely manner, integrating businesses and employees with our business, managing geographically-dispersed operations, reductions in our reported operating results from acquisition-related charges and amortization of goodwill, potential increases in stock compensation expense and increased compensation expense resulting from newly-hired employees, the diversion of management attention, the assumption of unknown liabilities, potential disputes with the sellers of one or more acquired entities, our inability to maintain customers or goodwill of an acquired business, the need to divest unwanted assets or products, and the possible failure to retain key acquired personnel.

Client satisfaction or performance problems with an acquired business could also have a material adverse effect on our reputation, and any acquired business could significantly under perform relative to our expectations. We cannot be certain that we will be able to integrate acquired businesses, products or technologies successfully or in a timely manner in accordance with our strategic objectives, which could have a material adverse effect on our overall financial performance.

In addition, if we issue equity securities as consideration for any future acquisitions, existing stockholders will experience ownership dilution and these equity securities may have rights, preferences or privileges superior to those of our common stock.

DEPENDENCE ON KEY PERSONNEL:

Our success is dependent, in part, upon our ability to attract and retain qualified management and technical personnel. Competition for these personnel is intense, and we will be adversely affected if it is unable to attract additional key employees or if it loses one or more key employees. We may not be able to retain our key personnel.

INCREASES IN HEALTH INSURANCE PREMIUMS, UNEMPLOYMENT TAXES, AND WORKERS' COMPENSATION RATES WILL HAVE A SIGNIFICANT EFFECT ON OUR FUTURE FINANCIAL PERFORMANCE.

Health insurance premiums, state unemployment taxes, and workers' compensation rates are, in part, determined by our claims experience, and comprise a significant portion of our direct costs. We employ risk management procedures in an attempt to control claims incidence and structure our benefits contracts to provide as much cost stability as possible. However, should we experience a large increase in claims activity, the unemployment taxes, health insurance premiums, or workers' compensation insurance rates we pay could increase. Our ability to incorporate such increases into service fees to clients is generally constrained by contractual agreements with our clients. Consequently, we could experience a delay before such increases could be reflected in the service fees we charge. As a result, such increases could have a material adverse effect on our financial condition or results of operations.

WE CARRY SUBSTANTIAL LIABILITY FOR WORKSITE EMPLOYEE PAYROLL AND BENEFITS COSTS.

Under our client service agreements, we become a co-employer of worksite employees and we assume the obligations to pay the salaries, wages, and related benefits costs and payroll taxes of such worksite employees. We assume such obligations as a principal, not merely as an agent of the client company. Our obligations include responsibility for (a) payment of the salaries and wages for work performed by worksite employees, regardless of whether the client company makes timely payment to us of the associated service fee; and (2) providing benefits to worksite employees even if the costs incurred by us to provide such benefits exceed the fees paid by the client company. If a client company does not pay us, or if the costs of benefits provided to worksite employees exceed the fees paid by a client company, our ultimate liability for worksite employee payroll and benefits costs could have a material adverse effect on the Company's financial condition or results of operations.

AS A MAJOR EMPLOYER, OUR OPERATIONS ARE AFFECTED BY NUMEROUS FEDERAL, STATE, AND LOCAL LAWS RELATED TO LABOR, TAX, AND EMPLOYMENT MATTERS.

By entering into a co-employer relationship with employees assigned to work at client company locations, we assume certain obligations and responsibilities or an employer under these laws. However, many of these laws (such as the Employee Retirement Income Security Act ("ERISA") and federal and state employment tax laws) do not specifically address the obligations and responsibilities of non-traditional employers such as "Administrative Employers"; and the definition of "employer" under these laws is not uniform. Additionally, some of the states in which we operate have not addressed the "Administrative Employer" relationship for purposes of compliance with applicable state laws governing the employer/employee relationship. If these other federal or state laws are ultimately applied to our "Administrative Employer" relationship with our worksite employees in a manner adverse to the Company, such an application could have a material adverse effect on the Company's financial condition or results of operations.

Laws vary from state to state relating to the regulation of the "Administrative Employer", but generally provide for monitoring the fiscal responsibility of "Administrative employer" and, in some cases, codify and clarify the co-employment relationship for unemployment, workers' compensation, and other purposes under state law. There can be no assurance that we will be able to satisfy licensing requirements of other applicable relations for all states. Additionally, there can be no assurance that we will be able to renew our licenses in all states.

THE MAINTENANCE OF HEALTH AND WORKERS' COMPENSATION INSURANCE PLANS THAT COVER WORKSITE EMPLOYEES IS A SIGNIFICANT PART OF OUR BUSINESS.

The current health and workers' compensation contracts are provided by vendors with whom we have an established relationship, and on terms that we believe to be favorable. While we believe that replacement contracts could be secured on competitive terms without causing significant disruption to our business, there can be no assurance in this regard.

WE ARE DEPENDENT UPON A SINGLE MAJOR UNRELATED CUSTOMER FOR A SIGNIFICANT PERCENTAGE OF OUR SALES, AND THE LOSS OF THIS KEY CUSTOMER WOULD MATERIALLY REDUCE OUR REVENUES.

We have one major unrelated customer, which represents 20% of our total revenues for the year ended December 31, 2003. Our dependence on this key customer means that the loss of this key customer or any reduction in its work orders would materially reduce our revenues. We expect that sales of our services to this key customer will continue to contribute materially to our revenues in the foreseeable future. The loss of, or a significant reduction in purchases by this key customer could harm our business, financial condition and results of operations.

VOLATILITY OF STOCK PRICE:

The market price of our common stock historically has fluctuated significantly. Our stock price could fluctuate significantly in the future based upon any number of factors such as: general stock market trends; announcements of developments related to our business; fluctuations in our operating results; announcements of technological innovations, new products or enhancements by us or our competitors; general conditions in the markets we serve; general conditions in the U.S. economy; developments in patents or other intellectual property rights; and developments in our relationships with our customers and suppliers.

IF OUR OPERATIONS CONTINUE TO RESULT IN A NET LOSS, NEGATIVE WORKING CAPITAL AND A DECLINE IN NET WORTH, AND WE ARE UNABLE TO OBTAIN NEEDED FUNDING, WE MAY BE FORCED TO DISCONTINUE OPERATIONS.

For several recent periods, up through the present, we had a net loss, negative working capital and a decline in net worth, which raise substantial doubt about our ability to continue as a going concern. Our ability to continue operations will depend on positive cash flow, if any, from future operations and on our ability to raise additional funds through equity or debt financing. If we are unable to achieve the necessary product sales or raise or obtain needed funding, we may be forced to discontinue operations.

ABSENCE OF DIVIDENDS

We have not paid any cash dividends on our common stock to date and we do not anticipate paying cash dividends in the foreseeable future.

LIQUIDITY OF COMMON STOCK

Trading of our common stock is conducted over-the-counter through the NASD Electronic Bulletin Board and covered by Rule 15g-9 under the Securities Exchange Act of 1934. Under this rule, broker/dealers who recommend these securities to persons other than established customers and accredited investors must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale. Securities are exempt from this rule if the market price is at least $5.00 per share.

The Securities and Exchange Commission adopted regulations that generally define a "penny stock" as any equity security that has a market price of less than $5.00 per share. Additionally, if the equity security is not registered or authorized on a national securities exchange or the NASDAQ and the issuer has net tangible assets under $2,000,000, the equity security also would constitute a "penny stock." Our common stock does constitute a penny stock because our common stock has a market price less than $5.00 per share and our common stock is not quoted on Nasdaq. As our common stock falls within the definition of penny stock, these regulations require the delivery, prior to any transaction involving our common stock, of a disclosure schedule explaining the penny stock market and the risks associated with it. Furthermore, the ability of broker/dealers to sell our common stock and the ability of shareholders to sell our common stock in the secondary market may be limited. As a result, the market liquidity for our common stock is adversely affected. We can provide no assurance that trading in our common stock will not be subject to these or other regulations in the future, which may negatively affect the market for our common stock. Furthermore, this lack of liquidity also may make it more difficult for us to raise capital in the future.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

See Item 1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

Audited financial statements of EnStruxis, Inc. (formerly known as EntreMetrix Corporation) for the years ended December 31, 2003 and 2002 are filed as Exhibit 99.1

Unaudited pro forma financial statements of the Company, giving effect to the stock-for-stock transaction, are filed as Exhibit 99.2

Exhibits

Exhibit 99.1 Audited financial statements of EnStruxis, Inc. (formerly known as EntreMetrix Corporation) for the years ended December 31, 2003 and 2002.

Exhibit 99.2 Unaudited pro forma financial statements of the Company, giving effect to the stock-for-stock transaction.

[Remainder of Page Left Intentionally Blank.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                            ENTREMETRIX CORPORATION,

                                                                                                            a Nevada corporation

Date: May 17, 2004                                                                             By /s/ Richard R. McKinley

                                                                                                                    Richard R. McKinley

                                                                                                                    President